__________________________________ Investor Presentation May 9, 2023

Forward Looking Statements This investor presentation contains statements reflecting our views about the future performance of Hostess Brands, Inc. and its subsidiaries (referred to as “Hostess Brands” or the “Company”) that constitute “forward-looking statements” that involve substantial risks and uncertainties. Forward-looking statements are generally identified through the inclusion of words such as “believes,” “expects,” “intends,” “estimates,” “projects,” “anticipates,” “will,” “plan,” “may,” “should,” or similar language. Statements addressing our future operating performance and statements addressing events and developments that we expect or anticipate will occur are also considered forward-looking statements. All forward looking statements included herein are made only as of the date hereof. We undertake no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise. These statements inherently involve risks and uncertainties that could cause actual results to differ materially from those anticipated in such forward-looking statements. These risks and uncertainties include, but are not limited to, maintaining, extending and expanding the Company’s reputation and brand image; leveraging the Company’s brand value to compete against lower-priced alternative brands; the ability to pass cost increases on to our customers; correctly predicting, identifying and interpreting changes in consumer preferences and demand and offering new products to meet those changes; protecting intellectual property rights; operating in a highly competitive industry; the ability to maintain or add additional shelf or retail space for the Company’s products; the ability to identify or complete strategic acquisitions, alliances, divestitures or joint ventures; our ability to successfully integrate, achieve expected synergies and manage our acquired businesses and brands; the ability to integrate and manage capital investments; the ability to manage changes in our manufacturing processes resulting from the expansion of our business and operations, including with respect to cost-savings initiatives and the introduction of new technologies and products; the ability to drive revenue growth in key products or add products that are faster-growing and more profitable; volatility in commodity, energy, and other input prices due to inflationary pressures and the ability to adjust pricing to cover increased costs; loss of one or more of our co-manufacturing arrangements; significant changes in the availability and pricing of transportation; negative impacts of climate change; dependence on major customers; increased labor and employee related costs; strikes or work stoppages; product liability claims, product recalls, or regulatory enforcement actions; the ability to produce and successfully market products with extended shelf life; dependence on third parties for significant services; unanticipated business disruptions; adverse impact or disruption to our business caused by pandemics or outbreaks of highly infectious or contagious diseases; disruptions in global economy due to the Russia and Ukraine conflict; geographic focus could make the Company particularly vulnerable to economic and other events and trends in North America; consolidation of retail customers; unsuccessful implementation of business strategies to reduce costs; increased costs to comply with governmental regulation; failures, unavailability, or disruptions of the Company’s information technology systems; dependence on key personnel or a highly skilled and diverse workforce; the Company’s ability to finance indebtedness on terms favorable to the Company; and other risks as set forth from time to time in the Company’s Securities and Exchange Commission filings. The long-term algorithms contained in this presentation are goals that are subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of the Company and are based on assumptions with respect to future actions which are subject to change. Industry and Market Data In this Investor Presentation, Hostess Brands relies on and refers to information and statistics regarding market shares in the sectors in which it competes and other industry data. Hostess Brands obtained this information and statistics from third-party sources, including reports by market research firms, such as Nielsen. Prior period Nielsen data was adjusted to exclude the Cloverhill® and Big Texas® brands in the periods they were not owned by Hostess. Hostess Brands has supplemented this information where necessary with information from discussions with Hostess customers and its own internal estimates, taking into account publicly available information about other industry participants and Hostess Brands’ management’s best view as to information that is not publicly available. Use of Non-GAAP Financial Measures Adjusted net revenue, adjusted gross profit, adjusted gross margin, adjusted operating income, adjusted net income, adjusted diluted shares and adjusted EPS collectively referred to as “Non-GAAP Financial Measures,” are commonly used in the Company’s industry and should not be construed as an alternative to net revenue, gross profit, operating income, net income, net income attributed to Class A stockholders, diluted shares outstanding or earnings per share as indicators of operating performance (as determined in accordance with GAAP). These Non-GAAP financial measures exclude certain items included in the comparable GAAP financial measure. This Investor Presentation also includes non-GAAP financial measures, including earnings before interest, taxes, depreciation, amortization and other adjustments to eliminate the impact of certain items that we do not consider indicative of our ongoing performance (“Adjusted EBITDA”) and Adjusted EBITDA Margin. Adjusted EBITDA Margin represents Adjusted EBITDA divided by adjusted net revenues. Hostess Brands believes that these Non-GAAP Financial Measures provide useful information to management and investors regarding certain financial and business trends relating to Hostess Brands’ financial condition and results of operations. Hostess Brands’ management uses these Non-GAAP Financial Measures to compare Hostess Brands’ performance to that of prior periods for trend analysis, for purposes of determining management incentive compensation, and for budgeting and planning purposes. Hostess Brands believes that the use of these Non- GAAP Financial Measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Management of Hostess Brands does not consider these Non-GAAP Financial Measures in isolation or as an alternative to financial measures determined in accordance with GAAP. Other companies may calculate non-GAAP measures differently, and therefore Hostess Brands’ Non-GAAP Measures may not be directly comparable to similarly titled measures of other companies. The Company does not provide a reconciliation of the forward-looking information to the most directly comparable GAAP measures because of the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. Totals in this Investor Presentation may not add up due to rounding. 2 Disclaimer

3 Key Takeaways  Net revenue increased 4.0%, up 14.1% on 2-year CAGR as we lapped strong year-ago growth  Hostess Brands’ point-of-sale growth of 0.5% in Sweet Baked Goods and 10.1% Voortman® branded growth in Cookies during the first quarter*  Hostess Brands delivered another quarter of category-leading innovation with nearly one- third of category innovation  Launched a variety of new innovation items during the quarter including Hostess® Kazbars™, Old Fashioned Donettes® and Chocolate Baby Bundts and Voortman® Zero Sugar Mini Wafer  Strong net revenue growth from price/mix of 14.6% and execution of productivity initiatives mitigated persistent double-digit inflation during the quarter  Reaffirming full year guidance delivering above-algo profit growth *Source: Nielsen, Total Nielsen Universe for the Company within the U.S. SBG Category and Cookie Category. Point of Sale, 13 weeks ending 4/1/23 vs comparable prior year period.

4 Delivering Continued Net Revenue and EBITDA Growth Consolidated Financial Results Adjusted Gross Profit, Adjusted Gross Margin, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted EPS are non-GAAP financial measures. See “Use of Non-GAAP Financial Measures” in the Appendix for an explanation of all non-GAAP financial measures and reconciliations to the comparable GAAP measures. Three Months Ended March 31, ($ in millions, except per share data) 2023 2022 % Change Net Revenue $345.4 332.1 4.0 % Adjusted Gross Profit $121.1 $115.8 4.6% Adjusted Gross Margin 35.1% 34.9% 20 bps Adjusted Operating Income $62.5 $61.8 1.1% Adjusted EBITDA $80.4 $77.4 3.9% Adjusted EBITDA Margin 23.3% 23.3% (4bps) Adjusted EPS $0.28 $0.27 3.7%

YoY Growth 5 Adjusted EBITDA and Adjusted EPS are non-GAAP financial measures. See “Use of Non-GAAP Financial Measures” and the Appendix for an explanation of all non-GAAP financial measures and reconciliations to the comparable GAAP measures. Q1 Financial Highlights Continued Profitable Growth Momentum $0 .20 $0 .27 $0 .28 Q1 2021 Q1 2022 Q1 2023 $62.5 $77.4 $80 .4 Q1 2021 Q1 2022 Q1 2023 $265.4 $332.1 $345.4 Q1 2021 Q1 2022 Q1 2023 Net Revenue (in millions) Adjusted EBITDA (in millions) Adjusted EPS +14.1% 2 Year CAGR +13.4% 2 Year CAGR +18.3% 2 Year CAGR +25.1% +4.0% +23.8% +3.9% +35.0% +3.7%

Three Months Ended March 31, ($ in millions) 20 23 20 22 % Change Sweet Baked Goods $308.4 $296.4 4.0% Cookies $37.0 $35.7 3.6% Total Net Revenue $345.4 $332.1 4.0% 6 Revenue Growth Driven by Hostess® and Voortman® 4% Organic Growth Across our Sweet Baked Goods and Cookies Portfolio

7 Positive Price/Mix Driving Revenue Growth Q1 ‘23 Performance Reflects Impacts of Pricing Actions to Offset Inflation and Lapping Strong Q1 ’22 which Delivered 25.1% Growth (14.8% from Volume and 10.3% from Price/mix) 4.0% Organic Net Revenue Growth 14.6% (10.6)%

Q1 2021 Q1 2022 Q1 2023 8 Outstanding Execution Driving Growth in the Sweet Baked Goods and Cookie Categories Continued POS Dollar Growth Source: Nielsen, Total Nielsen Universe for the Company within the U.S. SBG Category and Cookie Category. Point of Sale, 13 weeks ending 4/3/21, 4/2/22 and 4/1/23. Point-of-Sale Growth 10.1% growth 0.5% growth Cookies Sweet Baked Goods (in millions) 29.0% growth 24.7% growth 2 Year Stacked Hostess POS Growth 39.1% growth 25.2% growth Cookies SBG

(3.0%) 26.7% 4.9% 22.2% 9 Single-Serve and Multi-Pack Point-of-Sale Trends Multi-Pack Point-of-Sale Single-Serve Point-of-Sale Source: Nielsen, Total Nielsen Universe for the Company within the U.S. SBG Category. Point of Sale, 13 weeks ending 4/2/22 and 4/1/23. Q1 2022 Q1 2023 Single-serve 2-year Stacked Growth 27.1% Multi-pack 2-year Stacked Growth 23.7% Solid Growth in Immediate Consumption Occasions Q1 2022 Q1 2023 26.7%

10 Double Digit CAGR in the SBG Category Over the Last Five Years Consistent Track Record of Point-of-Sale Growth Market Share (52 weeks) 18.9% 19.6% 19.9% 21.7% 20.8% 2019 2020 2021 Point-of-Sale (52 weeks, in millions) $1,206 $1,292 $1,384 $1,641 $1,807 2019 2020 2021 20222022 Source: Nielsen, Total Nielsen Universe for the Company within the U.S. SBG Category. Point of Sale and Market Share, 52 weeks ending 4/6/19, 4/4/20, 4/3/21, 4/2/22, and 4/1/23. 2023 2023

11 Flexibility to Invest in Growth and Generate Shareholder Value Executing on Key Capital Allocation Priorities 4.0x** 3.3x Support Core Growth Targeted M&A Return Capital to Shareholders Manage Net Leverage $24.4 million capital expenditures in Q1 2023, including investment in new bakery to support continued growth Net leverage of 3.0x Continuing to look for growth-oriented branded targets, that expand our capabilities in the snacking universe $13.7 million share repurchases in Q1 2023 1 2 3 4 Q1 Progress Against Priorities

12 ($ in millions, except EPS) 2023 Guidance Net Revenue Growth 4% - 6% Adjusted EBITDA $315 – $325 million (7% - 10% growth) Adjusted EPS $1.08 - $1.13 (10% - 15% growth) Capital Expenditures $150 - $170 million (Including Capacity Expansion) Income Tax Rate ~27% Weighted Average Shares Outstanding ~135 million Reaffirm 2023 Outlook Adjusted EBITDA and Adjusted EPS are non-GAAP financial measures. See “Use of Non-GAAP Financial Measures” and the Appendix for an explanation of all non-GAAP financial measures. The Company does not provide a reconciliation of forward-looking financial expectations to the most directly comparable GAAP financial measure because of the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation; including adjustments that could be made for deferred taxes; remeasurement of the tax receivable agreement, transformation expenses and other non-operating gains or losses reflected in the Company's reconciliation of historic non- GAAP financial measures, the amount of which could be material. Please refer to the Reconciliation of Non-GAAP Financial Measures included in the Appendix for further information about the use of these measures. Delivering Above Algorithm Profitability

5-7% EBITDA Growth Mid-Single Digit Organic Revenue Growth 7-9% EPS Growth Attractive Long-Term Growth Delivering Strong Growth While Maintaining our Industry-leading Margins Long-term Growth Algorithm See "Forward Looking Statements." EBITDA is a non-GAAP financial measure defined as earnings before interest, taxes, depreciation, amortization and stock compensation. See “Use of Non-GAAP Financial Measures.” Delivering Top-Tier Shareholder Returns 13

14 Our Focused Strategy is Driving Consistent Profitable Growth Disciplined Execution and Cash Deployment Investing in Data and Capabilities for Growth Unlocking Potential of Talented Team Targeted Focus on Growing Snacking Occasions

0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 15 Premier Snacking Pure-Play Snacking ~100% of Total Retail Sales Source: NielsenIQ Total Snacking as percentage of All Departments Cal Yr 2022 W/E 12/31/22

Our Portfolio is Fully Aligned with Targeted Occasions $65B Market Opportunity $6.7B Market Size Morning Sweet Start Afternoon Reward Market Size $15.1B $9.8B Immediate Consumption Market Size $26.1B Afternoon Sharing Market Size 16Source: McKinsey Analytics with Nielsen POS data through November 2022 Lunchbox Market Size $7.2B

17 Innovation Pipeline Driving Sustainable Growth Source: Nielsen, Total Nielsen Universe for the Company within the U.S. SBG Category, 52 weeks ending 4/1/23 New Products Launched in 2023

18 Innovation Pipeline Driving Sustainable Growth New Products Launched in 2023 Added easy open features “Zero Sugar” re-branding

Appendix 19

H BRANDS

Non-GAAP Reconciliations

	Three Months Ended March 31, 2023						Three Months Ended March 31, 2022					
	Gross Profit	Gross Margin	Operating Income	Net Income	Net Income Margin	Diluted EPS	Gross Profit	Gross Margin	Operating Income	Net Income	Net Income Margin	Diluted EPS
GAAP results	$ 120.7	34.9%	$ 62.1	$ 38.3	11.1%	$ 0.28	$ 115.6	34.8%	$ 58.3	$ 34.6	10.4%	$ 0.25
Non-GAAP adjustments:												
Foreign currency remeasurement	-	-	-	0.1	-	-	-	-	-	0.3	0.1	-
Project consulting costs (1)	-	-	-	-	-	-	-	-	3.3	3.3	1.0	0.03
Accelerated depreciation related to network optimization	0.4	0.2	0.4	0.4	0.1	-	-	-	-	-	-	-
Other (2)	-	-	-	0.1	-	-	0.1	0.1	0.1	0.2	0.1	-
Discrete income tax expense	-	-	-	(0.5)	(0.1)	-	-	-	-	0.6	0.2	-
Tax impact of adjustments	-	-	-	(0.2)	-	-	-	-	-	(1.1)	(0.3)	(0.01)
Adjusted Non-GAAP results	$ 121.1	35.1%	$ 62.5	38.2	11.1	$ 0.28	$ 115.8	34.9%	$ 61.8	38.0	11.4	$ 0.27
Income tax				14.1	4.1					14.1	4.3	
Interest expense				10.2	2.9					9.7	2.9	
Depreciation & amortization				14.9	4.3					13.3	4.0	
Share-based compensation				3.0	0.9					2.3	0.7	
Adjusted EBITDA				$ 80.4	23.3%					$ 77.4	23.3%	

1. Project consulting costs are included in general and administrative on the condensed consolidated statement of operations.
2. In 2023, costs related to certain corporate initiatives and are included in other expense on the condensed consolidated statement of operations. In 2022, costs related to certain corporate initiatives, of which $0.1 million is included in cost of goods sold and $0.1 million is included in other expense on the condensed consolidated statement of operations.

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